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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               September 6, 1996



                                DONNKENNY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       0-21940                         51-022889
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(State or other                (Commission File                 (IRS Employer
 jurisdiction of                    Number)                     Identification
 incorporation                                                   No.)

                                 1411 Broadway
                            New York, New York 10018
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                          area code: (212) 730-7770



                                 Not Applicable
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                 (Former Address, if changed since last report)


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    This Current Report on Form 8-K contains forward-looking statements that involve certain risks and uncertainties. The Company's actual results could differ materially from the results discussed in the forward-looking statements.

Item 2.  Acquisition or Disposition of Assets.

    On September 6, 1996, pursuant to a Stock Purchase Agreement dated as of September 3, 1996 (the "Stock Purchase Agreement"), Donnkenny Apparel, Inc. ("DKA"), a wholly-owned subsidiary of Donnkenny, Inc. (the "Company"), acquired all of the outstanding capital stock of Fashion Avenue Knits Inc. and related companies (collectively, the "Acquired Companies").

    The following summaries of agreements are necessarily incomplete and selective and are qualified in their entirety by reference to the copies of the documents filed as Exhibits to this Form 8-K.

    The business of the Acquired Companies (the "Acquired Business") consists principally of the design and manufacture of junior's, ladies' and men's sweaters and knitwear, primarily for sale through department, specialty and chain stores. The assets of the Acquired Companies include (i) leased showroom facilities in New York, New York; and (ii) leased office and production facilities located in Ridgewood, New York; and (iii) equipment,


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fixtures, furnishings and personal property used in connection with the conduct of the Acquired Business at the leased facilities. The Company intends to continue to use such assets in connection with the Acquired Business.

    The consideration for the acquisition of the capital stock of the Acquired Companies, to be paid to Mel Weiss, the stockholder of the Acquired Companies, consists of (i) an $8,000,000 promissory note, due January 13, 1997, with interest payable thereon at the rate of 6% per annum; and (ii) an aggregate of 170,213 shares of the common stock, par value $.01 per share, of the Company (the "Stock Consideration"), valued for purposes of the acquisition at $3,000,000. The Stock Consideration is payable in equal installments on each of the first, second and third anniversaries of the date of the acquisition.

    The purchase price was determined in arm's-length negotiations between DKA and the seller. The purchase price was based on an estimate of the value of the assets, projected business and goodwill of the Acquired Companies.

    In connection with the acquisition, DKA entered into an employment agreement dated as of September 3, 1996 with Mel Weiss (the "Employment Agreement"), pursuant to which he will be employed as President of the business unit conducting the Acquired Business. The term of employment expires in November 1999, subject to renewal, at the option of the Company, for an


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additional two-year term. The Employment Agreement provides for an initial annual base salary of $350,000 with annual increases. The Employment Agreement also provides for bonus payments and stock option grants. The Employment Agreement contains certain confidentiality and non-competition provisions.

    The transactions undertaken pursuant to the Stock Purchase Agreement are to be financed out of funds available to the Company from its own resources and an existing Credit Agreement with The Chase Manhattan Bank and The Bank of New York. In connection with the acquisition, the Credit Agreement was amended to add the Acquired Companies as guarantors. In addition, the related Security Agreement and Security Agreement and Mortgage-Trademarks were amended to grant a security interest in favor of the lenders under the Credit Agreement in substantially all of the assets of the Acquired Companies, subject to existing factoring arrangements.

Item 5.  Other Events.

    As more fully described in Item 8, the Company is changing its fiscal year to one ending on December 31st of each year. The Quarterly Report on Form 10-Q for the third quarter ending September 30, 1996 will cover the transition period.

    At the same time or prior to the time that the Company files the foregoing third quarter report, it expects to file amended


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quarterly reports for the 1995 fiscal year and the first two quarters of fiscal
1996. Such amendments, which will reflect adjustments to the timing of the recognition of sales revenues, will not affect the previously reported results for the year ended December 2, 1995. The Company also anticipates that, although results for the first two quarters will be adjusted, the results for the year ending December 31, 1996 will not be affected. Financial statements for the three and nine month periods ending September 30, 1996 and for the year ending December 31, 1996 will be prepared on the same basis as the amended quarterly reports.

    Item 7.   Financial Statements, Pro Forma Financial
              Information and Exhibits.

                   (a) Financial Statements of Businesses Acquired

                       In accordance with Item 7(a)(4) of Form 8-K, it is impracticable to file financial statements of the Acquired Companies at this time. The required financial statements will be filed under cover of Form 8-K within sixty (60) days of the date hereof.

                   (b) Pro Forma Financial Information
                       In accordance with Item 7(b)(2) of Form 8-K, it is impracticable to file pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8-K within sixty (60) days of the date hereof.


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                   (c) Exhibits

                       1. Stock Purchase Agreement dated as of September 3, 1996 between Donnkenny Apparel, Inc. and Mel Weiss.

                       2. Promissory Note dated as of September 3, 1996 made by Donnkenny Apparel, Inc. to Mel Weiss.

                       3. Employment Agreement dated as of September 3, 1996 between Donnkenny Apparel, Inc. and Mel Weiss.

                       4. Escrow Agreement dated as of September 3, 1996 among Donnkenny Apparel, Inc., Mel Weiss and Squadron, Ellenoff, Plesent & Sheinfeld, LLP.

                       5. Third Amendment Agreement dated as of September 10, 1996 to the Credit Agreement dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, the guarantors named therein, the lenders named in Schedule 2.01 thereto, and The Chase Manhattan Bank (formerly Chemical Bank) as agent for the lenders.

                       6. Second Amendment Agreement dated as of September 10, 1996 to the Security Agreement dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, MegaKnits, Inc. and The Chase Manhattan Bank (formerly Chemical Bank), as agent.


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                       7. Second Amendment Agreement dated as of September 10,
1996 to the Security Agreement and Mortgage-Trademarks dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, and The Chase Manhattan Bank (formerly Chemical Bank, as agent.

                       8. Assignment for Security (Trademarks) dated as of September 10, 1996 made by Fashion Avenue Knits Inc. to The Chase Manhattan Bank, as agent.

    Item 8.   Change in Fiscal Year.

              The Company determined on September 11, 1996 to change its fiscal year from one ending on the first Saturday of each year on or after November 30 to a fiscal year ending on December 31st of each year. The Quarterly Report on Form 10-Q for the period ending September 30, 1996 will cover the transition period.


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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DONNKENNY, INC.

                                       By: /s/Richard Rubin
                                          ----------------------
                                            Richard Rubin
                                            President


Date:  September 20, 1996



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                                 EXHIBIT INDEX


1. Stock Purchase Agreement dated as of September 3, 1996 between Donnkenny Apparel, Inc. and Mel Weiss.

2. Promissory Note dated as of September 3, 1996 made by Donnkenny Apparel, Inc. to Mel Weiss.

3. Employment Agreement dated as of September 3, 1996 between Donnkenny Apparel, Inc. and Mel Weiss.

4. Escrow Agreement dated as of September 3, 1996 among Donnkenny Apparel, Inc., Mel Weiss and Squadron, Ellenoff, Plesent & Sheinfeld, LLP.

5. Third Amendment Agreement dated as of September 10, 1996 to the Credit Agreement dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, the guarantors named therein, the lenders named in Schedule 2.01 thereto, and The Chase Manhattan Bank (formerly Chemical Bank) as agent for the lenders.

6. Second Amendment Agreement dated as of September 10, 1996 to the Security Agreement dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, MegaKnits, Inc. and The Chase Manhattan Bank (formerly Chemical Bank), as agent.

7. Second Amendment Agreement dated as of September 10, 1996 to the Security Agreement and Mortgage-Trademarks dated June 5, 1995 among Donnkenny Apparel, Inc., Beldoch Industries Corporation, and The Chase Manhattan Bank (formerly Chemical Bank), as agent.

8. Assignment for Security (Trademarks) dated as of September 10, 1996 made by Fashion Avenue Knits Inc. to The Chase Manhattan Bank, as agent.


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